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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 16, 2000


                      Fleet Bank (RI), National Association
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

        United States                    333-38650-01           050495490
-------------------------------  ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)


       111 Westminster Street
       Providence, Rhode Island                            02903
---------------------------------------     ------------------------------------
(Address of Principal Executive Office)                  (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On August 16, 2000, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2000-C.

Item 6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         5.1      Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

         23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.  Not Applicable.

Item 9.  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLEET BANK (RI), NATIONAL ASSOCIATION
                                           On behalf of the Fleet Credit Card
                                           Master Trust II



                                         By: /s/ Jeffrey A. Lipson
                                            ------------------------------------
                                         Name: Jeffrey A. Lipson
                                         Title:   Vice President


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                                  EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

5.1      Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)